                                                                EXHIBIT 10.8(a)
                                                                [EXECUTION COPY]


                  FORM OF FIRST AMENDMENT AND SUPPLEMENT TO
                         SUBSIDIARY PLEDGE AGREEMENT
                (Keebler Company and Sunshine Biscuits, Inc.)

     This FIRST AMENDMENT AND SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT (this "First Amendment and Supplement"), dated as of November 25, 1997, made by KEEBLER COMPANY and SUNSHINE BISCUITS, INC. (collectively the "Pledgors") in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") on behalf of the Lender Parties, amends and supplements the Subsidiary Pledge Agreement, dated as of January 26, 1996 (as amended, supplemented or otherwise modified to the date hereof, the "Pledge Agreement"), made by each Subsidiary party thereto (the "Existing Pledgors"), in favor of the Administrative Agent.


                            W I T N E S S E T H :

     WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (the "Credit Agreement"), among Keebler Corporation, a Delaware corporation (the "Borrower"), the Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders") and the Co-Agents named therein, the Lenders have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, the Existing Pledgors have entered into the Pledge Agreement to secure the Obligations (such capitalized term, and other terms used in this First Amendment and Supplement, unless otherwise defined herein, to have the meanings set forth or incorporated by reference in the Pledge Agreement);

     WHEREAS, pursuant to the Pledge Agreement, the Pledgors pledged to the Administrative Agent for the benefit of the Lender Parties the Pledged Interests; and

     WHEREAS, pursuant to the Credit Agreement, the Pledgors are required to supplement the Pledge Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgors and the Administrative Agent agree as follows:


                                   PART II

                                 DEFINITIONS

     SUBPART II.1. Certain Definitions. The following terms (whether or not underscored) when used in this First Amendment and Supplement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Additional Pledged Interest Issuer" is defined in Subpart 3.1(a).

     "Additional Pledged Interests" is defined in Subpart 3.1(a).

     "Additional Pledged Property" is defined in Subpart 3.1(b).

     "Administrative Agent" is defined in the preamble.

     "Borrower" is defined in the first recital.

     "Credit Agreement" is defined in the first recital.

     "Existing Pledgors" is defined in the preamble.

     "First Amendment and Supplement" is defined in the preamble.

     "First Amendment and Supplement Effective Date" is defined in Subpart 5.1.

     "Lender" is defined in the first recital.

     "Pledge Agreement" is defined in the preamble.

     "Pledgor" is defined in the preamble.

     SUBPART II.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement or the Pledge Agreement are, unless otherwise defined herein or the context otherwise requires, used in this First Amendment and Supplement with such meanings.


                                  PART III

                              AMENDMENTS TO THE
                              PLEDGE AGREEMENT

     Effective on (and subject to the occurrence of) the First Amendment and Supplement Effective Date, the Pledge Agreement is hereby amended in accordance with Subpart 2.1; except as so amended, the Pledge Agreement shall continue in full force and effect in accordance with its terms.

     SUBPART III.1. Amendments to Article I. Article I of the Pledge Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.3.

     SUBPART III.1.1. Section 1.1 of the Pledge Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

           "First Amendment and Supplement" means the First Amendment and Supplement to Subsidiary Pledge Agreement, dated as of November __, 1997, among Keebler Company, Sunshine Biscuits, Inc. and the Administrative Agent.

           "First Amendment and Supplement Effective Date" is defined in Subpart 5.1 of the First Amendment and Supplement.

           "Pledged Interest Issuers" means each Person identified in Item A of
      Schedule I hereto (or in any amendment or supplement hereto) as the issuer of the Pledged Interests identified opposite the name of such Person and each Person whose ownership, equity or other similar interests, including shares of capital stock, and membership interests in limited liability companies, are required to be pledged hereunder and under the Credit Agreement from time to time.

           "Pledged Interests" means all ownership, equity or other similar interests, including shares of capital stock and membership interests in limited liability companies, of any Pledged Interest Issuer which are pledged by the Pledgor to the Administrative Agent hereunder or may from time to time hereafter be pledged by the Pledgor to the Administrative Agent.

      SUBPART III.1.2. Section 1.1 of the Pledge Agreement is hereby further amended by deleting the following definitions in such Section in their entirety: "Pledged Share Issuer" and "Pledged Shares", and all references to "Pledged Share Issuer" and "Pledged Shares" shall be replaced by "Pledged Interest Issuer" and "Pledged Interests", respectively.

      SUBPART III.1.3. Section 1.1 of the Pledge Agreement is hereby further amended by amending and restating in its entirety the following definition.

      "Pledged Property" means all Pledged Notes, all Pledged Interests, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by each Pledgor to the Administrative Agent or may from time to time hereafter be delivered by each Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.


                                   PART IV

                          SUPPLEMENTAL PLEDGE, ETC.

     SUBPART IV.1. Supplemental Pledge. As collateral security for the payment in full or performance of the Obligations, the Pledgors hereby pledge, hypothecate, assign, transfer, set over and deliver unto the Administrative Agent, and grant to the Administrative Agent for the benefit of the Lender Parties, a continuing security interest in

        (a) all Pledged Interests of each Pledged Interest Issuer identified in
    Schedule I hereto (the "Additional Pledged Interest Issuers"), as further set forth in Schedule I hereto (the "Additional Pledged Interests") issued from time to time;

        (b) any additional shares, securities, or membership interests at any time or from time to time receivable or otherwise distributable in respect of, in exchange for or in substitution of, any and all of the Additional Pledged Interests together with any and all proceeds of the Additional Pledged Interests or of any of the foregoing (all such shares, membership interests, securities, proceeds thereof, and any Additional Pledged Interests being hereinafter collectively called the "Additional Pledged Property");

Upon delivery to the Administrative Agent, the Additional Pledged Property shall be accompanied by undated stock powers (or the applicable equivalent) duly executed in blank and by such other instruments or documents as the Administrative Agent may reasonably request; provided, however, that if any Additional Pledged Interest consists of uncertificated securities, the Administrative Agent shall have received confirmation and evidence, satisfactory to it that appropriate entries shall have been made in the relevant books or records of a financial intermediary of the Pledged Interest Issuer thereof, as the case may be, under applicable law, to effect the transfer of such Additional Pledged Interest to the Administrative Agent for purposes of the Pledge Agreement and this First Amendment and Supplement.


                                   PART V

                            REPRESENTATIONS, ETC.

     SUBPART V.1. Additional Pledged Property. The pledge and grant contained in Part III above and the other agreements of the Pledgors provided for herein have been made as a supplement to the Pledge Agreement and in furtherance thereof the Pledgors hereby agree that (a) all references contained in the Pledge Agreement to the terms "Pledged Property", "Pledged

Interests" and "Collateral" (in each case as amended hereby) hereafter shall be deemed expressly to include the Additional Pledged Property, and all rights, remedies, benefits and privileges extended to the Administrative Agent under the Pledge Agreement with respect to the Pledged Property, Pledged Interests and the Collateral are hereby extended to the Administrative Agent with respect to the Additional Pledged Property, and (b) the Additional Pledged Interest Issuers shall for all such purposes be "Pledged Interest Issuers" under the Pledge Agreement; provided, that all rights reserved by the Existing Pledgors in the Pledge Agreement with respect to the Pledged Property, Pledged Interests and Collateral shall be deemed to be equally reserved with respect to the Additional Pledged Property.

     SUBPART V.2. Representations and Warranties. The Pledgors hereby confirm, reaffirm and restate each of the representations and warranties set forth in Article III of the Pledge Agreement, provided that such representations and warranties shall be and hereby are amended as follows: (i) each reference to "Collateral" and "Pledged Property" contained therein shall be deemed a reference to the original Collateral and Pledged Property, as well as to the Additional Pledged Property, and (ii) each reference to "Pledged Interest Issuers" contained therein shall be deemed a reference to the original Pledged Interest Issuers, as well as to the Additional Pledged Interest Issuers.


                                   PART VI

                         CONDITIONS TO EFFECTIVENESS

     SUBPART VI.1. First Amendment and Supplement Effective Date. This First Amendment and Supplement (and the amendments and modifications contained herein) shall become effective on the date (the "First Amendment and Supplement Effective Date") when all of the conditions set forth in this Subpart 5.1 have been satisfied.

     SUBPART VI.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this First Amendment and Supplement, duly executed and delivered on behalf of the Pledgors.

     SUBPART VI.1.2.  Legal Details, etc.   All documents executed or submitted
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this First Amendment and Supplement shall be satisfactory to the Administrative Agent and its counsel.


                                  PART VII

                                MISCELLANEOUS

     SUBPART VII.1. Governing Law. THIS FIRST AMENDMENT AND SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE REQUIRED TO BE GOVERNED BY THE LAWS OF JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SUBPART VII.2. Obligations Absolute. Except as expressly supplemented by this First Amendment and Supplement, the Pledge Agreement shall remain in full force and effect in accordance with its terms. This First Amendment and Supplement may be signed in counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     SUBPART VII.3. Loan Document. This First Amendment and Supplement constitutes a Loan Document executed and delivered pursuant to the Credit Agreement.

     SUBPART VII.4. Cross-References. References in this First Amendment and Supplement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this First Amendment and Supplement.

     SUBPART VII.5. Successors and Assigns. This First Amendment and Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.







     IN WITNESS WHEREOF, the undersigned has caused this First Amendment and Supplement to be duly executed and delivered by its officer thereunto duly authorized on the date first written above.

                                     KEEBLER COMPANY


                                     By____________________
                                     Title:

                                       SUNSHINE BISCUITS, INC.
                                       By:________________________
                    Title:

                                       THE BANK OF NOVA SCOTIA,
                                       as Administrative Agent

                                       By_________________________
                                       Title:

                                                                [EXECUTION COPY]



                  FORM OF FIRST AMENDMENT AND SUPPLEMENT TO

                         SUBSIDIARY PLEDGE AGREEMENT
                (Keebler Company and Sunshine Biscuits, Inc.)

     This FIRST AMENDMENT AND SUPPLEMENT TO SUBSIDIARY PLEDGE AGREEMENT (this "First Amendment and Supplement"), dated as of November 25, 1997, made by KEEBLER COMPANY and SUNSHINE BISCUITS, INC. (collectively the "Pledgors") in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with any successor(s) thereto in such capacity, the "Administrative Agent") on behalf of the Lender Parties, amends and supplements the Subsidiary Pledge Agreement, dated as of January 26, 1996 (as amended, supplemented or otherwise modified to the date hereof, the "Pledge Agreement"), made by each Subsidiary party thereto (the "Existing Pledgors"), in favor of the Administrative Agent.


                            W I T N E S S E T H :

     WHEREAS, pursuant to the Second Amended and Restated Credit Agreement, dated as of April 8, 1997 (the "Credit Agreement"), among Keebler Corporation, a Delaware corporation (the "Borrower"), the Administrative Agent, the various financial institutions as are, or may from time to time become, parties thereto (the "Lenders") and the Co-Agents named therein, the Lenders have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, the Existing Pledgors have entered into the Pledge Agreement to secure the Obligations (such capitalized term, and other terms used in this First Amendment and Supplement, unless otherwise defined herein, to have the meanings set forth or incorporated by reference in the Pledge Agreement);

     WHEREAS, pursuant to the Pledge Agreement, the Pledgors pledged to the Administrative Agent for the benefit of the Lender Parties the Pledged Interests; and

     WHEREAS, pursuant to the Credit Agreement, the Pledgors are required to supplement the Pledge Agreement as set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Pledgors and the Administrative Agent agree as follows:


                                   PART II

                                 DEFINITIONS

     SUBPART II.1. Certain Definitions. The following terms (whether or not underscored) when used in this First Amendment and Supplement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Additional Pledged Interest Issuer" is defined in Subpart 3.1(a).

     "Additional Pledged Interests" is defined in Subpart 3.1(a).

     "Additional Pledged Property" is defined in Subpart 3.1(b).

     "Administrative Agent" is defined in the preamble.

     "Borrower" is defined in the first recital.

     "Credit Agreement" is defined in the first recital.

     "Existing Pledgors" is defined in the preamble.

     "First Amendment and Supplement" is defined in the preamble.

     "First Amendment and Supplement Effective Date" is defined in Subpart 5.1.

     "Lender" is defined in the first recital.

     "Pledge Agreement" is defined in the preamble.

     "Pledgor" is defined in the preamble.

     SUBPART II.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement or the Pledge Agreement are, unless otherwise defined herein or the context otherwise requires, used in this First Amendment and Supplement with such meanings.


                                  PART III

                              AMENDMENTS TO THE
                              PLEDGE AGREEMENT

     Effective on (and subject to the occurrence of) the First Amendment and Supplement Effective Date, the Pledge Agreement is hereby amended in accordance with Subpart 2.1; except as so amended, the Pledge Agreement shall continue in full force and effect in accordance with its terms.

     SUBPART III.1. Amendments to Article I. Article I of the Pledge Agreement is hereby amended in accordance with Subparts 2.1.1 through 2.1.3.

     SUBPART III.1.1. Section 1.1 of the Pledge Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

          "First Amendment and Supplement" means the First Amendment and Supplement to Subsidiary Pledge Agreement, dated as of November __, 1997, among Keebler Company, Sunshine Biscuits, Inc. and the Administrative Agent.

          "First Amendment and Supplement Effective Date" is defined in Subpart 5.1 of the First Amendment and Supplement.

          "Pledged Interest Issuers" means each Person identified in Item A of
     Schedule I hereto (or in any amendment or supplement hereto) as the issuer of the Pledged Interests identified opposite the name of such Person and each Person whose ownership, equity or other similar interests, including shares of capital stock, and membership interests in limited liability companies, are required to be pledged hereunder and under the Credit Agreement from time to time.

          "Pledged Interests" means all ownership, equity or other similar interests, including shares of capital stock and membership interests in limited liability companies, of any Pledged Interest Issuer which are pledged by the Pledgor to the Administrative Agent hereunder or may from time to time hereafter be pledged by the Pledgor to the Administrative Agent.

     SUBPART III.1.2. Section 1.1 of the Pledge Agreement is hereby further amended by deleting the following definitions in such Section in their entirety: "Pledged Share Issuer" and "Pledged Shares", and all references to "Pledged Share Issuer" and "Pledged Shares" shall be replaced by "Pledged Interest Issuer" and "Pledged Interests", respectively.

     SUBPART III.1.3. Section 1.1 of the Pledge Agreement is hereby further amended by amending and restating in its entirety the following definition.

     "Pledged Property" means all Pledged Notes, all Pledged Interests, and all other pledged shares of capital stock or promissory notes, all other securities, all assignments of any amounts due or to become due, all other instruments which are now being delivered by each Pledgor to the Administrative Agent or may from time to time hereafter be delivered by each Pledgor to the Administrative Agent for the purpose of pledge under this Pledge Agreement or any other Loan Document, and all proceeds of any of the foregoing.


                                   PART IV

                          SUPPLEMENTAL PLEDGE, ETC.

     SUBPART IV.1. Supplemental Pledge. As collateral security for the payment in full or performance of the Obligations, the Pledgors hereby pledge, hypothecate, assign, transfer, set over and deliver unto the Administrative Agent, and grant to the Administrative Agent for the benefit of the Lender Parties, a continuing security interest in

     (a) all Pledged Interests of each Pledged Interest Issuer identified in
Schedule I hereto (the "Additional Pledged Interest Issuers"), as further set forth in Schedule I hereto (the "Additional Pledged Interests") issued from time to time;

     (b) any additional shares, securities, or membership interests at any time or from time to time receivable or otherwise distributable in respect of, in exchange for or in substitution of, any and all of the Additional Pledged Interests together with any and all proceeds of the Additional Pledged Interests or of any of the foregoing (all such shares, membership interests, securities, proceeds thereof, and any Additional Pledged Interests being hereinafter collectively called the "Additional Pledged Property");

Upon delivery to the Administrative Agent, the Additional Pledged Property shall be accompanied by undated stock powers (or the applicable equivalent) duly executed in blank and by such other instruments or documents as the Administrative Agent may reasonably request; provided, however, that if any Additional Pledged Interest consists of uncertificated securities, the Administrative Agent shall have received confirmation and evidence, satisfactory to it that appropriate entries shall have been made in the relevant books or records of a financial intermediary of the Pledged Interest Issuer thereof, as the case may be, under applicable law, to effect the transfer of such Additional Pledged Interest to the Administrative Agent for purposes of the Pledge Agreement and this First Amendment and Supplement.


                                    PART V

                            REPRESENTATIONS, ETC.

     SUBPART V.1. Additional Pledged Property. The pledge and grant contained in Part III above and the other agreements of the Pledgors provided for herein have been made as a supplement to the Pledge Agreement and in furtherance thereof the Pledgors hereby agree that (a) all references contained in the Pledge Agreement to the terms "Pledged Property", "Pledged

Interests" and "Collateral" (in each case as amended hereby) hereafter shall be deemed expressly to include the Additional Pledged Property, and all rights, remedies, benefits and privileges extended to the Administrative Agent under the Pledge Agreement with respect to the Pledged Property, Pledged Interests and the Collateral are hereby extended to the Administrative Agent with respect to the Additional Pledged Property, and (b) the Additional Pledged Interest Issuers shall for all such purposes be "Pledged Interest Issuers" under the Pledge Agreement; provided, that all rights reserved by the Existing Pledgors in the Pledge Agreement with respect to the Pledged Property, Pledged Interests and Collateral shall be deemed to be equally reserved with respect to the Additional Pledged Property.

     SUBPART V.2. Representations and Warranties. The Pledgors hereby confirm, reaffirm and restate each of the representations and warranties set forth in Article III of the Pledge Agreement, provided that such representations and warranties shall be and hereby are amended as follows: (i) each reference to "Collateral" and "Pledged Property" contained therein shall be deemed a reference to the original Collateral and Pledged Property, as well as to the Additional Pledged Property, and (ii) each reference to "Pledged Interest Issuers" contained therein shall be deemed a reference to the original Pledged Interest Issuers, as well as to the Additional Pledged Interest Issuers.


                                   PART VI

                         CONDITIONS TO EFFECTIVENESS

     SUBPART VI.1. First Amendment and Supplement Effective Date. This First Amendment and Supplement (and the amendments and modifications contained herein) shall become effective on the date (the "First Amendment and Supplement Effective Date") when all of the conditions set forth in this Subpart 5.1 have been satisfied.

     SUBPART VI.1.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this First Amendment and Supplement, duly executed and delivered on behalf of the Pledgors.

     SUBPART VI.1.2.  Legal Details, etc.   All documents executed or submitted
pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this First Amendment and Supplement shall be satisfactory to the Administrative Agent and its counsel.


                                  PART VII

                                MISCELLANEOUS

     SUBPART VII.1. Governing Law. THIS FIRST AMENDMENT AND SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE REQUIRED TO BE GOVERNED BY THE LAWS OF JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     SUBPART VII.2. Obligations Absolute. Except as expressly supplemented by this First Amendment and Supplement, the Pledge Agreement shall remain in full force and effect in accordance with its terms. This First Amendment and Supplement may be signed in counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     SUBPART VII.3. Loan Document. This First Amendment and Supplement constitutes a Loan Document executed and delivered pursuant to the Credit Agreement.

     SUBPART VII.4. Cross-References. References in this First Amendment and Supplement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this First Amendment and Supplement.

     SUBPART VII.5. Successors and Assigns. This First Amendment and Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.







     IN WITNESS WHEREOF, the undersigned has caused this First Amendment and Supplement to be duly executed and delivered by its officer thereunto duly authorized on the date first written above.

                                     KEEBLER COMPANY


                                     By__________________
                                     Title:

                             SUNSHINE BISCUITS, INC.

                             By_____________________________
                     Title:



                             THE BANK OF NOVA SCOTIA,
                             as Administrative Agent

                             By_____________________________
                             Title:

                                                                      SCHEDULE I

Pledged Interests

                               KEEBLER COMPANY


Pledged Interest Issuer              Description of Membership Interests
-----------------------------      -------------------------------------------
                                                                  Pledgor's
                                                                 Membership
                                 Character of                     Interest
                                   Interest                      Percentage
                                 ------------                 -----------------
                                   Limited
                                  Liability
Elfin Equity Company, L.L.C.       Company                         64.6%

                                   Limited
Hollow Tree Financial             Liability
 Company, L.L.C.                   Company                          100%

                           SUNSHINE BISCUITS, INC.


Pledged Interest Issuer           Description of Membership Interests
----------------------------     -----------------------------------------
                                                             Pledgor's
                                                             Membership
                                  Character of                Interest
                                   Interest                  Percentage
                                 ---------------         ------------------

                                    Limited                    35.4%
                                   Liability
Elfin Equity Company, L.L.C.        Company